                                 Exhibit 10.43

                             LIFELINE SYSTEMS, INC.

                                FIRST AMENDMENT

                         TO REVOLVING CREDIT AGREEMENT


     This First Amendment (this "Amendment") dated as of November 29, 1996
                                 ---------
amends the Revolving Credit Agreement dated as of November 30, 1995 (the "Credit Agreement"), between LIFELINE SYSTEMS, INC. (The "Company") and THE FIRST NATIONAL BANK OF BOSTON (the "Bank"). Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

     WHEREAS, the Company and Bank have executed the Credit Agreement providing for a committee revolving credit facility for borrowings by the Company in amounts up to $4,000,000; and

     WHEREAS, the Bank and the Company wish to amend the Credit Agreement to extend the maturity of the revolving credit facility, reduce the interest rate applicable to certain Loans and modify certain of the financial covenants, on the terms and conditions set forth below;

     NOW, THEREFORE, the Bank and the Company agree as follows:

     Section 1.  Amendments to the Credit Agreement.
     ---------   ----------------------------------

     (a) The definition of "Termination Date" set forth in Section 1.1 of the
                            ----------------
Credit Agreement is hereby amended by deleting the date "November 29, 1996" set forth therein and substituting therefor the date "December 31, 1997".

     (b) Section 2.7(b) of the Credit Agreement is hereby amended by deleting the percentage "2-1/4 percent (2-1/4%)" set forth therein and substituting therefor the percentage "one and three quarters percent (1-3/4%)".

     (c) Section 5.8 of the Credit Agreement is hereby amended by deleting said section in its entirety and substituting therefor the following:

       "5.8.  EBITDA.  The Company shall maintain for each quarterly period
              ------
commencing with the fiscal quarter ended December 31, 1996 consolidated earnings from continuing operations before interest expense (including imputed interest on capitalized lease obligations) and income taxes for such period, excluding any nonrecurring or extraordinary items, plus consolidated depreciation and amortization expenses for such period, of not less than $1,200,000.

     (d) Section 5.1(c) of the Credit Agreement is hereby amended by deleting the words "and of the borrowing base".

     (e) Exhibit G to the Credit Agreement is hereby amended by deleting said
         ---------
Exhibit in its entirety and substituting therefor a new Exhibit G in the form
                                                        ---------
attached hereto.

     Section 2.  Representations and Warranties.  To induce the Bank to enter
                 ------------------------------
into this Amendment, the Company represents and warrants as follows:

     (a) The execution and delivery of the Amendment and the performance of the Credit Agreement as amended hereby and the transactions contemplated hereby are within the corporate power and authority of the Company and have been authorized by all necessary corporate proceedings, and do not and will not (a) require any consent or approval of the stockholders of the Company, (b) contravene any provision of the charter documents or by-laws of the Company or any law, rule or regulation applicable to the Company, (c) contravene any provision of, or constitute an event of default or event that but for the requirement that time elapse or notice be given, or both, would constitute an event of default under, any other agreement, instrument, order or undertaking binding on the Company, or
(d) results in or require the imposition of any Encumbrance on any of the properties, assets or rights of the Company.

     (b) This Amendment, the Credit Agreement as amended hereby and the Note and all of their respective terms and provisions are the valid and binding obligations of the Company, enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, and except as the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     (c) The execution and delivery of this Amendment and the performance by the Company of the Credit Agreement as amended hereby and the Note and the transactions contemplated herein and therein do not require any approval or consent of, or filing or registrations with, any governmental or other agency or authority, or any other party.

     (d) Since the date of the most recent financial statements delivered to the Bank pursuant to Section 5.1(b) of the Credit Agreement, there have been no changes in the assets, liabilities, financial condition, business or prospects of the Company or any of its Subsidiaries that have had, in the aggregate, a materially adverse effect.

     Section 3.  Conditions to Effectiveness.  The effectiveness of the
     ---------   ---------------------------
Amendment is condition on the following:

     (a) the Company and Bank shall each have executed and delivered a counterpart of this Amendment;

     (b) the representations and warranties contained in Section 2 of this Amendment and Section IV of the Credit Agreement shall be true and correct in all material respects as of the date hereof as though made on and as of the date hereof, except for representations which speak as to a specific date and charges not in violation of the Credit
Agreement: and

     (c) no Default under the Credit Agreement shall have occurred and is continuing.

     Section 4.  Miscellaneous.
     ---------   -------------

     (a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement" or words of like import shall mean and be deemed to be a reference to the Credit Agreement as amended hereby.

     (b) Except as amended and modified hereby, the Credit Agreement is in all respects ratified and confirmed as of the date hereof, and the terms, covenants and agreements therein shall remain in full force and effect.

     (c) This Amendment and the modifications to the Credit Agreement set forth herein shall be deemed to be a document executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     (d) This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date and year first above written.

                              LIFELINE SYSTEMS, INC.

                              By:/S/Dennis M. Hurley
                                 -------------------
                              Title:  Vice President and Chief Financial Officer


                              THE FIRST NATIONAL BANK OF BOSTON

                              By:/S/Elizabeth C. Everett
                                 -----------------------
                              Title:  Director

                                                            EXHIBIT G
                                                            ---------
                             LIFELINE SYSTEMS, INC.

                       REPORT OF CHIEF FINANCIAL OFFICER

          LIFELINE SYSTEMS, INC. (the "Company") HEREBY CERTIFIES that:

     This Report is furnished pursuant to Section 5.1(c) of the Revolving Credit Agreement dated as of November 30, 1995, as amended (the "Credit Agreement") by and between the Company and THE FIRST NATIONAL BANK OF BOSTON. Unless otherwise defined herein, the terms used in this Report have the meanings given to them in the Credit Agreement.

     As required by Section 5.1(a) and (b) of the Credit Agreement, consolidated financial statements of the Company and its Subsidiaries for the [year/quarter] ended ______, 19__ (the "Financial Statements") prepared in accordance with
                         --------------------
generally accepted accounting principles consistently applied accompany this Report. The Financial Statements present fairly the consolidated financial position of the Company and its Subsidiaries as at the date thereof and the consolidated results of operations of the Company and its Subsidiaries for the period covered thereby (subject only to normal recurring year-end adjustments).

     The figures set forth in Schedule A for determining compliance by the Company with the financial covenants contained in the Credit Agreement are true and complete as of the date hereof.

     The activities of the Company and its Subsidiaries during the period covered by the Financial Statements have been reviewed by the Chief Financial Officer or by employees or agents under his immediate supervision. Based on such review, to the best knowledge and belief of the Chief Financial Officer, and as of the date of this Report, no Default has occurred.*

     WITNESS my hand      day of        , 19   .
                    ------      --------    ---
                              LIFELINE SYSTEMS, INC.



                              By:
                                 -----------------------------
                              Title:

* If a Default has occurred, this paragraph is to be modified with an appropriate statement to the nature thereof, the period of existence thereof and what action the Company has taken, is taking, or proposes to take with respect thereto.

                                                           SCHEDULE A
                                                                   to
                                                            EXHIBIT G
                                                            ---------


                              FINANCIAL COVENANTS



Consolidated Total Liabilities to Consolidated Tangible Net Worth (Section 5.7)
-------------------------------------------------------------------------------

REQUIRED:                                             .75  :  1.00
                                                     ----     ----

ACTUAL:

   (i)        Consolidated Total Liabilities         $
              (excluding deferred taxes)              ------------

   (ii)       Consolidated assets of the             $
              Company and its Subsidiaries            ------------

   (iii)      Less:  excluded items /1/ (if any)     $
                                                      ------------
   (iv)       Less:  Consolidated Total Liabilities  $
              of the Company and its Subsidiaries     ------------

   (v)        Consolidated Tangible Net Worth        $
                                                      ------------
   (vi)       Line (i) divided by line (v)            .75  :  1.00
                                                     ----     ----



------------------------
1    Excluded items are: (a) goodwill of $    , (b) book value, net of any
                                          ----
     reserves, of intangible assets, including unamortized debt discount and expense, patents, trade and service marks and names, copyrights and
     research and development expenses, of $      (c) reserves not deducted from
                                            ------
     assets of $         and (e) value of minority interest in Subsidiaries
                ---------
     of $           .
         -----------



EBITDA (Section 5.8)
-------------------

REQUIRED:                                                 $1,200,000.00
                                                          -------------
ACTUAL:

     (I)   Consolidated earnings from operations
           before interest expense and taxes               $___________

     (ii)  Less: extraordinary income                      $___________

     (iii) Plus:  depreciation/amortization                $___________

     (iv)  Total EBITDA                                    $___________


WITNESS my hand this        day of            , 19  .
                    --------      ------------    --

                                    LIFELINE SYSTEMS, INC.


                                    By:
                                       --------------------
                                    Title: